I.D. Systems Receives Stockholder Approval for Acquisition of Pointer Telocation

Woodcliff Lake, NJ — August 29, 2019 — I.D. Systems, Inc. (NASDAQ: IDSY), a leading provider of enterprise asset management technology, has received stockholder approval on the proposals related to the company’s previously announced acquisition of Pointer Telocation Ltd. (NASDAQ: PNTR; TASE: PNTR).

The transaction was initially announced on March 13, 2019, and I.D. Systems’ stockholders approved the transaction at a Special Meeting of Shareholders held today, August 29, 2019. Early today, Pointer Telocation Ltd. shareholders also approved the acquisition in their Extraordinary General Meeting of Shareholders.

“Today marks a great leap forward in our pursuit of creating a powerful, global IoT telematics software and solutions company,” said Chris Wolfe, CEO of I.D. Systems. “We believe this acquisition significantly enhances our ability to drive stockholder value through cashflow generation, sustainable profitability and growth due to enhanced scale, breadth of product portfolio and being vertically integrated.”

The completion of the acquisition remains subject to certain regulatory approvals and certain other customary closing conditions and is expected to occur in October 2019.

About I.D. Systems

Headquartered in Woodcliff Lake, New Jersey, with subsidiaries in Florida, Texas, Germany, and the United Kingdom, I.D. Systems provides its suite of PowerFleet wireless IoT solutions around the globe for securing, controlling, tracking, and managing high-value enterprise assets such as industrial vehicles, rental cars, trailers, containers, and cargo. The Company’s patented technologies address the needs of organizations to monitor and analyze their assets to increase efficiency and productivity, reduce costs, and improve profitability. I.D. Systems will be rebranded as PowerFleet (Nasdaq: PWFL) following the close of its acquisition of Pointer Telocation. For more information, please visit www.powerfleet.com.

Important Information for Investors and Stockholders

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

In connection with the proposed transactions among Parent, the Company and Pointer, Parent, the Company and Pointer have filed, and will file, relevant materials with the SEC. On May 24, 2019, Parent filed with the SEC a registration statement on Form S-4, as amended on July 1, 2019 and July 23, 2019, containing a joint proxy statement of the Company and Pointer that also constitutes a prospectus of Parent. The registration statement was declared effective by the SEC on July 25, 2019, and the Company and Pointer commenced mailing the definitive joint proxy statement/prospectus to stockholders of the Company and Pointer on or about July 29, 2019 and August 1, 2019, respectively. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND POINTER ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Parent, the Company or Pointer (when available) through the website maintained by the SEC at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of federal securities laws. The Company’s, Pointer’s and the combined business’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Pointer’s expectations with respect to their beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance, as well as anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction and the timing of the completion of the proposed transaction. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause their actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include statements regarding: prospects for additional customers; potential contract values; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information of the Company, Pointer and the combined business; emerging new products; and plans, strategies and objectives of management for future operations, including growing revenue, controlling operating costs, increasing production volumes, and expanding business with core customers. Most of these factors are outside the parties’ control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreements for the proposed transactions or could otherwise cause the proposed transactions to fail to close; (2) the risks or uncertainties of taking on significant new indebtedness and/or issuance of significant new equity to finance the transactions; (3) conditions to the closing of the transactions may not be satisfied and required regulatory approvals may not be obtained; (4) the outcome of any legal proceedings that may be instituted against the Company or Pointer following the announcement of the transaction agreements and the proposed transactions; (5) the inability to complete the proposed transactions; (6) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed transactions; (7) the inability to obtain or maintain the listing of the shares of common stock of Parent on Nasdaq; (8) the risk that the proposed transactions disrupt current plans and operations as a result of the announcement and consummation of the proposed transactions; (9) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, the ability of the Company to integrate successfully the business, operations and employees of Pointer and the ability of the combined company to grow and manage growth profitably and retain its key employees; (10) costs related to the proposed transactions; (11) changes in applicable laws or regulations; (12) the possibility that the Company or Pointer may be adversely affected by other economic or business conditions, and/or competitive factors; (13) the loss of the Company’s or Pointer’s key customers or reduction in the purchase of products or services by any such customers; (14) the failure of the market for the Company’s or Pointer’s products and services to continue to develop; (15) the inability to protect the Company’s or Pointer’s intellectual property; (16) the effects of competition from a variety of local, regional, national and other providers of wireless solutions; and (17) other risks and uncertainties detailed from time to time in the Company’s, Pointer’s and Parent’s filings with the SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2018, Pointer’s annual report on Form 20-F for the year ended December 31, 2018 and Parent’s registration statement on Form S-4 filed with the SEC on May 24, 2019, as amended on July 1, 2019 and July 23, 2019. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company or Pointer. Unless otherwise required by applicable law, the Company and Pointer assume no obligation to update the information contained in this report, and expressly disclaim any obligation to do so, whether as a result of new information, future events or otherwise.

I.D. Systems Contact

Ned Mavrommatis, CFO

ned@id-systems.com

(201) 996-9000

Investor Contact

Matt Glover

Gateway Investor Relations

IDSY@gatewayir.com

(949) 574-3860